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                                                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alexandre Balkanski and James G. Burke, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                         Title                        Date
--------------------------   --------------------------------   ----------------

/s/ Donald T. Valentine      Chairman of the Board              October 23, 1996
--------------------------
Donald T. Valentine


/s/ Alexandre A. Balkanski   President, Chief Executive         October 23, 1996
--------------------------   Officer, and Director
Alexandre A. Balkanski       (PRINCIPAL EXECUTIVE OFFICER)


/s/ James G. Burke           Vice President of Finance and      October 23, 1996
--------------------------   Administration, Chief Financial
James G. Burke               Officer and Secretary (PRINCIPAL
                             FINANCIAL AND ACCOUNTING
                             OFFICER)


/s/ William O'Meara          Director                           October 23, 1996
--------------------------
William O'Meara


/s/ Baryn Futa               Director                           October 23, 1996
--------------------------
Baryn Futa


/s/ T. J. Rodgers            Director                           October 23, 1996
--------------------------
T. J. Rodgers


/s/ Gregorio Reyes           Director                           October 23, 1996
--------------------------
Gregorio Reyes


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